Exhibit 10.6

SIXTH AMENDMENT TO
AMENDED & RESTATED PARTNERSHIP AGREEMENT

          THIS SIXTH AMENDMENT (the “Sixth Amendment”), dated as of August 8, 2005, to the Amended and Restated Partnership Agreement, dated as of March 22, 1999, as amended by the First Amendment dated as of November 15, 1999, the Second Amendment dated as of November 18, 1999, the Third Amendment dated as of May 1, 2003, the Fourth Amendment dated as of January 27, 2004 and the Fifth Amendment dated as of February 15, 2005 (collectively, the “Partnership Agreement”), of ACADIA REALTY LIMITED PARTNERSHIP, a Delaware limited partnership (the “Partnership”). Capitalized terms used herein but not defined herein shall have the meanings given such terms in the Partnership Agreement.

BACKGROUND

          AC I Amboy Road LLC (“AC I”) was a member of ABR Amboy Road LLC (“ABR”) and assigned on July 7, 2005 its interest in ABR to Acadia Amboy Road LLC, which is wholly-owned by the Partnership. As partial consideration for the assignment, AC I agreed to accept and the Partnership agreed to issue 11,105 Common Units in the Partnership, which it instructed the Partnership to issue in the name of Benjamin Ringel. Pursuant to Section 3.2(B) of the Partnership Agreement, the General Partner of the Partnership has the power and authority to issue additional Partnership Interests to Persons in exchange for additional Capital Contributions.

          The General Partner, pursuant to the exercise of such authority and in accordance with Section 12(C) of the Partnership Agreement, has determined to execute this Sixth Amendment to the Partnership Agreement to evidence the issuance of additional Partnership Interests and the admission of the other signatory hereto (the “Contributor”) as a Limited Partner of the Partnership.

          NOW, THEREFORE, the parties hereto, for good and sufficient consideration and intending to be legally bound, hereby amend the Partnership Agreement as follows:

          1. Annex “A” of the Partnership Agreement is hereby deemed amended and restated to reflect the admission as a Limited Partner on the date hereof of the Contributor whose authorized signature appears on the signature page hereto and which shall have 11,105 Common Units. Annex “B” of the Partnership Agreement is hereby deemed amended and restated to reflect the Capital Contributions made by the Contributor.

          2. The Common Units issued hereby shall have the rights, preferences, privileges and designations set forth in the Partnership Agreement.

          3. By execution of this Sixth Amendment to the Partnership Agreement, the Contributor agrees to be bound by each and every term of the Partnership Agreement as amended hereby from and after the date hereof.

          4. This Sixth Amendment may be executed in counterparts, each of which shall constitute an original, but all together shall constitute one and the same document.

          5. Except as expressly set forth in this Sixth Amendment, the Partnership Agreement is hereby ratified and confirmed in each and every respect.

          IN WITNESS WHEREOF, this Sixth Amendment to the Partnership Agreement is executed and delivered as of the date first written above.

ACADIA REALTY TRUST

By:	/s/ Kenneth F. Bernstein

	Name:	Kenneth F. Bernstein
	Title:	President

ACADIA REALTY LIMITED PARTNERSHIP

By:	Acadia Realty Trust, its General Partner

	By:	/s/ Kenneth F. Bernstein

		Name:	Kenneth F. Bernstein
		Title:	President

CONTRIBUTOR:

AC I AMBOY ROAD LLC

	By:	/s/ Benjamin Ringel

		Name:	Benjamin Ringel
		Title:	Managing Member

ANNEX A

Name of Partner	OP Units

AC I Amboy Road LLC	11,105